UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2000

Sears Credit Account Master Trust II
 (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

Series 2000-2. On September 28, 2000, $500,000,000 aggregate principal amount of 6.75% Class A Master Trust Certificates, Series 2000-2, $35,500,000 aggregate principal amount of 7.00% Class B Master Trust Certificates, Series 2000-2, and $52,950,000 aggregate principal amount of Class C Master Trust Certificates, Series 2000-2, of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee") (the "Pooling and Servicing Agreement") as supplemented by the Series Supplement dated as of September 28, 2000, among SRFG as Seller, Sears as Servicer and the Trustee.

Also, effective as of September 29, 2000, SRFG caused $216,640,618 in Principal Receivables to be removed from the Trust pursuant to Section 2.09 of the Pooling and Servicing Agreement, reducing the Seller Interest by a corresponding amount.

The receivables were removed in connection with Sears announced intention, on a pilot basis, to substitute Sears Gold MasterCards for the Sears Cards of certain customers who do not revolve balances on their accounts, either because they do not use their cards or because they use the cards only for convenience, making all payments within their grace periods. While SRFG has removed these receivables from the Trust, no assurance can be provided that MasterCard balances will not become assets of the Trust in the future.

(Capitalized terms used herein without definition have the meanings given to them in the Pooling and Servicing Agreement)

Item 7. Financial statements, pro forma financial information and exhibits
EXHIBIT NO.	DESCRIPTION
Exhibit 1.1

Underwriting agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. as representatives of the several underwriters for the Class A Master Trust Certificates, dated September 19, 2000.

Exhibit 1.2

Underwriting agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. as representatives of the several underwriters for the Class B Master Trust Certificates, dated September 19, 2000.

Exhibit 1.3	Pricing agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. on behalf of the underwriters for the Class A Master Trust Certificates, dated September 19, 2000.
Exhibit 1.4	Pricing agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. as underwriters for the Class B Master Trust Certificates, dated September 19, 2000.
Exhibit 4.1	Series 2000-2 supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of September 28, 2000, including the forms of investor certificates.
Exhibit 4.2	Letter of representations among SRFG, the Trustee and the Depository Trust Company, dated as of September 28, 2000.
Exhibit 4.3	Amendment No. 3 to the Pooling and Servicing Agreement dated as of September 28, 2000, among SRFG as Seller, Sears as Servicer and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/Donald J. Woytek
Donald J. Woytek Vice President, Administration
Date: October 4, 2000

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 1.1

Underwriting agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. as representatives of the several underwriters for the Class A Master Trust Certificates, dated September 19, 2000.

Exhibit 1.2

Underwriting agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. as representatives of the several underwriters for the Class B Master Trust Certificates, dated September 19, 2000.

Exhibit 1.3	Pricing agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. on behalf of the underwriters for the Class A Master Trust Certificates, dated September 19, 2000.
Exhibit 1.4	Pricing agreement among Sears, SRFG and Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. as underwriters for the Class B Master Trust Certificates, dated September 19, 2000.
Exhibit 4.1	Series 2000-2 supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of September 28, 2000, including the forms of investor certificates.
Exhibit 4.2	Letter of representations among SRFG, the Trustee and the Depository Trust Company, dated as of September 28, 2000.
Exhibit 4.3	Amendment No. 3 to the Pooling and Servicing Agreement dated as of September 28, 2000, among SRFG as Seller, Sears as Servicer and the Trustee.